UNITED STATES
SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20449

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 10, 2007

Delta Woodside Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

South Carolina

(State of Other Jurisdiction of Incorporation)

1-10095	57-0535180
(Commission File Number)	(IRS Employer Identification No.)

700 North Woods Drive, Fountain Inn, South Carolina  29644

(Address of Principal Executive Offices)   (Zip Code)

(864) 255-4100

(Registrant's Telephone Number Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 1.03 is incorporated herein by reference.

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on October 13, 2006, Delta Woodside Industries, Inc. (“Delta Woodside”), Delta Mills, Inc. (“Delta Mills”) and Delta Mills Marketing, Inc. (“DMMI”) (collectively referred to as the “Debtors”) filed voluntary petitions for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases are being jointly administered by the Bankruptcy Court under case number 06-11144.

On October 10, 2007, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the First Amended Joint Plan of Liquidation proposed by the Debtors (the “Liquidation Plan”).  The Liquidation Plan will be effective as of a date (the “Effective Date”) to be determined.  Delta Woodside currently anticipates that the Effective Date will be on or about October 23, 2007, provided that no stay is ordered with respect to the Effective Date and certain other conditions have either been waived or satisfied in accordance with the Liquidation Plan.  The Liquidation Plan is Exhibit 2.01 to this Report.  The Confirmation Order is attached hereto as Exhibit 2.02 to this Report.  Paragraph CC of the Confirmation Order makes certain changes to the Liquidation Plan which the Bankruptcy Court has determined do not materially adversely affect or change the treatment of any claims or interests under the Liquidation Plan.

The following is a summary of the material terms of the Liquidation Plan as it was confirmed by the Bankruptcy Court.  This summary is qualified in its entirety by reference to the Liquidation Plan.  A more detailed summary of the Liquidation Plan (prior to the changes set forth in Paragraph CC of the Confirmation Order) is contained in the Disclosure Statement regarding the Liquidation Plan, which was filed as Exhibit 99.1 to Delta Woodside’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2007.

The Liquidation Plan is a liquidating plan and provides, among other things, that effective as of the Effective Date, Delta Woodside and DMMI will be merged (the “Merger”) into Delta Mills (the “Merged Debtors”), Delta Woodside’s common stock, par value $0.01 per share (the “Common Stock”), will be deemed cancelled, and all of the legal, equitable, contractual or other rights of any individual or entity with respect to the Common Stock, or any other equity interest in any of the Debtors, including any other interest in or right to convert into or acquire such equity interest (collectively, the “Interests”), will be deemed to be extinguished.  The holders of the Common Stock and other Interests are not entitled to, and will neither receive nor retain, any property on account of their Interests.  On or immediately after the Effective Date, Delta Woodside will seek to terminate the registration of the Common Stock under Section 12(g) of the Securities Exchange Act of 1934 by filing a Form 15 with the Securities and Exchange Commission, which will immediately suspend Delta Woodside’s duty to file reports required under the Securities Exchange Act of 1934.  No holder of any Interest has any dissenter’s or similar rights with respect to any action taken by the Debtors or Merged Debtors pursuant to the provisions of the Liquidation Plan or the Confirmation Order including, without limitation, the merger of Delta Woodside and DMMI into Delta Mills.  At the time of the Merger, Delta Mills’ charter will be amended to prohibit the issuance of non-voting securities in accordance with applicable provisions of the Bankruptcy Code, and the charter and bylaws of Delta Mills will become the charter and bylaws of the Merged Debtors.  Delta Mills’ current charter and bylaws are set forth in Exhibits 3.1 and 3.2, respectively, to the Registration Statement on Form S-4 of Delta Mills, File No. 333-37617.

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The Confirmation Order and the Liquidation Plan contemplate that, at the Effective Date, all powers and authority vested before the Effective Date in the Debtors’ respective boards of directors and officers will be vested in certain designated officers (the “Designated Officers”) as of the Effective Date and the Designated Officers will be representatives of the Debtors and/or the Merged Debtors and the estate and officers of the Debtors and/or the Merged Debtors.  The Confirmation Order contemplates that the Designated Officers will be William F. Garrett, William H. Hardman, Jr., Donald C. Walker and Leon Szlezinger, with Mr. Szlezinger serving as the Chief Designated Officer.  Prior to the Effective Date, Messrs. Garrett, Hardman and Walker served as the Debtors’ President and Chief Executive Officer (in the case of Mr. Garrett), Executive Vice President, Chief Financial Officer, Secretary and Treasurer (in the case of Mr. Hardman), and Executive Vice President of Operations and Assistant Secretary (in the case of Mr. Walker).  For further background information concerning Messrs. Garrett, Hardman and Walker, see information contained in the Proxy Statement of Delta Woodside for the annual meeting of its shareholders in November 2005, filed under cover of Schedule 14A with the Securities and Exchange Commission on October 12, 2005.  Mr. Szlezinger, 41 years old, has been a Senior Managing Director for Mesirow Financial Consulting, LLC (“Mesirow Financial”) since September 2004.  In this capacity, Mr. Szlezinger has been responsible for providing financial advisory services in bankruptcy matters and out-of-court restructurings.  Mr. Szlezinger became a principal in the Corporate Recovery Group of KPMG LLP in September 2001, which became Mesirow Financial on September 16, 2004.  Mr. Szlezinger has over twenty years of business experience, and has also been a principal of PricewaterhouseCoopers LLP.  Prior to the Effective Date, Mesirow Financial has served as Financial Advisor to the Official Committee of Unsecured Creditors.  On the Effective Date, upon the appointment of the Designated Officers, the respective members of the Debtors’ boards of directors and the officers of the respective Debtors will be deemed to have resigned.  Section 6.4.7 of the Liquidation Plan, as amended by Paragraph CC of the Confirmation Order, sets forth the compensation to be paid to the Designated Officers.

The Liquidation Plan and the Confirmation Order provide for releases and exculpation of certain parties, including current officers and directors of the Debtors (collectively, the “Exculpated Persons”), the Debtors, the Merged Debtors, and the Designated Officers, for acts or omissions related to the bankruptcy proceedings of the Debtors, except for obligations or covenants of the Exculpated Persons arising under the Liquidation Plan or the Confirmation Order.  In addition, except as otherwise provided in the Liquidation Plan or the Confirmation Order, as of the confirmation date, all entities that have held, hold or may hold a claim or other debt or liability against any of the Debtors, or Interest in any of the Debtors, are permanently enjoined from taking certain actions against any of the Debtors, the Merged Debtors, the Designated Officers, the Exculpated Persons, the assets or the residual assets on account of any such claims or Interests.  Except as provided in the Liquidation Plan or the Confirmation Order, as of the Effective Date each of the Debtors and their estates unconditionally release each of the Debtors and the current and former officers and directors of each Debtor, the Designated Officers, and the Exculpated Persons from any and all causes of action and assertable claims, debts, damages, and rights whatsoever that are based upon any act, omission or other occurrence taking place on or prior to the Effective Date in any way related to any of the Debtors, their Chapter 11 cases, the Liquidation Plan, the Disclosure Statement, any prepetition act or omission and/or the negotiation and sales of any of the Debtors’ assets.

As of October 15, 2007, Delta Woodside had 6,013,983 shares of Common Stock issued and outstanding.  As a result of the confirmation of the Liquidation Plan, at the Effective Date Delta Woodside will no longer have any shares of Common Stock issued and outstanding.  Delta Woodside does not have any shares of Common Stock reserved for future issuance in respect of claims and interests filed and allowed under the Liquidation Plan.

The Debtors’ Monthly Operating Reports that were filed with the Bankruptcy Court for the period August 5, 2007 to September 1, 2007 (the “August 2007 MOR”) provide the most current information that was practicably available regarding the assets and liabilities of the Debtors at the time that the Confirmation Order was entered by the Bankruptcy Court.  A copy of the August 2007 MOR was filed with the Securities and Exchange Commission by Delta Woodside as Exhibit 99.2 to its Current Report on Form 8-K on October 15, 2007 and is incorporated herein by reference.

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Item 3.03.	Material Modifications to Rights of Security Holders

The information set forth under Item 1.03 is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant

The information set forth under Item 1.03 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under Item 1.03 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 1.03 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

2.01
First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing Inc.  Incorporated by reference to Exhibit A to Exhibit 99.1 of Delta Woodside Industries, Inc.’s Current Report on Form 8-K filed on July 26, 2007.

2.02
Findings of Fact, Conclusions of Law, and Order Under 11 U.S.C. §§1129(a) and 1129(b) and Fed. R. Bankr. P. 3020 Confirming First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc., Debtors and Debtors in Possession, entered by the U.S. Bankruptcy Court for the District of Delaware (Case No. 06-11144 (CSS), jointly administered) on October 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA WOODSIDE INDUSTRIES, INC.

Date: October 15, 2007	By:	/s/ W. H. Hardman, Jr.
W.H. Hardman, Jr.
Chief Financial Officer

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Exhibits

2.01
First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing Inc.  Incorporated by reference to Exhibit A to Exhibit 99.1 of Delta Woodside Industries, Inc.’s Current Report on Form 8-K filed on July 26, 2007.

2.02
Findings of Fact, Conclusions of Law, and Order Under 11 U.S.C. §§1129(a) and 1129(b) and Fed. R. Bankr. P. 3020 Confirming First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc., Debtors and Debtors in Possession, entered by the U.S. Bankruptcy Court for the District of Delaware (Case No. 06-11144 (CSS), jointly administered) on October 10, 2007.

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